Prospectus Supplement
dated December 24, 1997 to:

PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 1997 and November 20, 1997

Effective December 24, 1997, the following text will follow the penultimate paragraph of the section entitled "Putnam Vt
Global Growth Fund"

Swaps Agreement

The fund may enter into other types of "over-the-counter" transactions with broker-dealers or other financial institutions, in which its investment return will depend on the change in value of a specified security or index. The fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the fund approximately the same return as it would have realized if it had owned the security or index directly.

The fund's ability to realize a profit from such

transactions will depend on the ability of the financial

institutions with which it enters into the transactions to

meet their obligations to the fund.  Under certain

circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its

position under such transactions at the same times, or at

the same prices, as if it had purchased comparable publicly

traded securities.

                                             39537 12/97

216252YF

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